Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Point.360 (the “Company”) on Form 10-Q for the period ended March 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Haig S. Bagerdjian, Chief Executive Officer/Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Haig S. Bagerdjian
Haig S. Bagerdjian
Chief Executive Officer/Chief Financial Officer
May 11, 2017